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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
AVAX TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

AVAX TECHNOLOGIES, INC.
9200 Indian Creek Parkway, Suite 200
Overland Park, Kansas 66210

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To be held on Thursday, January 29, 2004

TO THE STOCKHOLDERS OF AVAX TECHNOLOGIES, INC.

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of AVAX TECHNOLOGIES, INC., a Delaware corporation (the "Corporation"), will be held on Thursday, January 29, 2004, at 10:00 a.m. at the Corporation's Philadelphia facility at 2000 Hamilton Street, Suite 204, Philadelphia, Pennsylvania, for the following purposes:

  1.
  To consider a proposal to amend the Corporation's Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 150,000,000; and

  2.
  To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record of the Corporation's Common Stock and the Series C Convertible Preferred Stock at the close of business on December 18, 2003, are entitled to notice of, and to vote at, the meeting and any adjournment or postponements thereof. A complete list of those stockholders will be open to examination by any stockholder of record for any purpose germane to the meeting during ordinary business hours at the Corporation's executive offices at 9200 Indian Creek Parkway, Suite 200, Overland Park, Kansas 66210, for a period of 10 days prior to the meeting.

By Order of the Board of Directors

Richard P. Rainey President and Secretary

Overland Park, Kansas
December 26, 2003

YOUR VOTE IS IMPORTANT.

Regardless of the number of shares you own, your vote is important.

If you do not attend the Special Meeting to vote in person, your vote will not be counted unless a signed proxy representing your shares is presented at the meeting.

To ensure that your shares will be voted at the meeting, you should complete, date and sign the enclosed proxy card and return it promptly in the envelope provided whether or not you plan to attend the meeting. If you do attend the Special Meeting, you may revoke your proxy and vote by ballot.

AVAX TECHNOLOGIES, INC.
PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS
SOLICITATION AND REVOCABILITY OF PROXIES

        This Proxy Statement and the enclosed form of proxy are solicited by the Board of Directors of AVAX TECHNOLOGIES, INC., a Delaware corporation ("AVAX" or the "Corporation"), with its principal executive offices at 9200 Indian Creek Parkway, Suite 200, Overland Park, Kansas 66210, for use at a Special Meeting of Stockholders and any adjournment thereof (the "Special Meeting"), to be held on Thursday, January 29, 2004 at 10:00 a.m. It is expected that this Proxy Statement, the form of proxy and the Notice of Special Meeting will be mailed to stockholders on or about December 26, 2003.

        You are requested to complete, date and sign the accompanying form of proxy and return it promptly in the envelope provided. Your proxy may be revoked by written notice of revocation delivered to the Secretary of the Corporation, by executing and delivering a later dated proxy or by voting in person at the Special Meeting. Attendance at the Special Meeting will not constitute a revocation of your proxy unless you vote in person at the Special Meeting or deliver an executed and later dated proxy. Proxies duly executed and received in time for the Special Meeting will be voted in accordance with the stockholders' instructions. If no instructions are given, proxies will be voted as follows:

  a.
  to amend the Corporation's Certificate of Incorporation to increase the number of authorized shares of common stock to 150,000,000; and

  b.
  in the discretion of the proxy holder as to any other matter coming before the Special Meeting.

OUTSTANDING VOTING SECURITIES OF THE CORPORATION

        Only holders of shares of Common Stock, par value $.004 per share (the "Common Stock") and holders of the Series C Convertible Preferred Stock, $.01 per share (the "Series C Preferred Stock"), of the Corporation, of record as of December 18, 2003 (the "Record Date") will be entitled to vote at the Special Meeting and any adjournments or postponements thereof. As of December 18, 2003, 18,080,071 shares of Common Stock and 36,750 shares of Series C Preferred Stock were issued and outstanding. Each share of Common Stock outstanding as of the Record Date will be entitled to one vote and each share of Series C Preferred Stock will be entitled to 30.7692 votes. The holders of the Common Stock and the Series C Preferred Stock will vote together as one class on all matters to be considered at the Special Meeting. As of December 18, 2003, the 36,750 shares of Series C Preferred Stock are entitled to 1,130,775 votes in the aggregate on all matters to be voted on at the meeting.

        The presence, in person or by proxy, of at least a majority of the outstanding shares of stock entitled to vote at the Special Meeting is necessary to establish a quorum for the transaction of business. The affirmative vote of a majority of the outstanding shares of Common Stock (including the shares of Common Stock into which the Series C Preferred Stock is convertible) is required to approve the proposed amendment to the Certificate of Incorporation of the Corporation. Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum at the Special Meeting, but have the effect of a negative vote on the proposed amendment to the Certificate of Incorporation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

        The following table sets forth, as of December 18, 2003, certain information regarding the beneficial ownership of the Common Stock and the Series C Convertible Preferred Stock (assuming full conversion into Common Stock) (i) by each person known by the Corporation to be the beneficial owner of more than five percent of the outstanding shares of the Common Stock, (ii) by each current executive officer and director of the Corporation and (iii) by all executive officers and directors of the Corporation as a group.

Name and Address of Beneficial Owner	Title of Stock	Number of Shares	Percentage of Class Beneficially Owned (1)
Executive Officers and Directors (2)
Richard P. Rainey, C.P.A. (3)	Common Stock	436,237	2.22%
Edson D. de Castro (4)	Common Stock	125,762	*
Andrew W. Dahl, Sc.D. (5)	Common Stock	54,097	*
John K.A. Prendergast, Ph.D. (6)	Common Stock	381,104	1.95%
Carl Spana, Ph.D. (7)	Common Stock	188,804	*
All executive officers and directors as a group (5 persons)	Common Stock	1,186,004	5.72%

*
Represents less than 1%.

(1)
The percentage of Common Stock beneficially owned is determined by adding the number of shares of Common Stock outstanding (18,080,071 as of December 18, 2003) to the number of shares issuable upon conversion of the Series C Preferred Stock (1,130,775 as of December 18, 2003) plus, for each beneficial owner or group, any shares of Common Stock that owner or group has the right to acquire within 60 days of December 18, 2003 pursuant to options or warrants.

(2)
The address of the named individuals is c/o AVAX Technologies, Inc., 9200 Indian Creek Parkway, Suite 200, Overland Park, Kansas 66210.

(3)
Includes 243,937 shares of Common Stock that Mr. Rainey may acquire within 60 days of December 18, 2003, upon exercise of options and 192,300 shares of Common Stock that Mr. Rainey may acquire upon the exercise of warrants held by Mr. Rainey

(4)
Represents shares of Common Stock that Mr. de Castro may acquire within 60 days of December 18, 2003, upon the exercise of options held by Mr. De Castro.

(5)
Represents shares of Common Stock that Mr. Dahl may acquire within 60 days of December 18, 2003, upon the exercise of options held by Mr. Dahl.

(6)
Includes 188,804 shares of Common Stock that Dr. Prendergast may acquire within 60 days of December 18, 2003, upon the exercise of options and 192,300 shares of Common Stock that Dr. Prendergast may acquire upon the exercise of warrants held by Dr. Prendergast.

(7)
Includes 188,804 shares of Common Stock that Dr. Spana may acquire within 60 days of December 18, 2003 upon the exercise of options held by Dr. Spana.

PROPOSAL TO INCREASE THE
CORPORATION'S AUTHORIZED COMMON STOCK

        The Corporation is currently authorized to issue 50,000,000 shares of Common Stock, par value $.004 per share. The Corporation's Board of Directors recommends that the Corporation's stockholders approve an amendment (the "Share Amendment") to the Corporation's Certificate of Incorporation that would increase the authorized shares of the Corporation's Common Stock from 50,000,000 shares to 150,000,000 shares. If the Share Amendment is approved by the Corporation's stockholders, ARTICLE FOURTH of the Corporation's Certificate of Incorporation, as amended, will read as follows:

            FOURTH:    (A) (1) The aggregate number of shares which the Corporation shall have authority to issue is One Hundred Fifty-Five Million (155,000,000), of which Five Million (5,000,000) shares, having a par value of $.01 per share, shall be designated "Preferred Stock" and One Hundred Fifty Million (150,000,000) shares, having a par value of $.004 per share, shall be designated "Common Stock."

        The Corporation proposes to increase the number of authorized shares of its Common Stock to 150,000,000 shares to provide additional shares for the purpose of raising additional capital. Although, the Corporation recently completed a bridge loan financing for $925,000, the Corporation must raise additional capital to fund its operations. It is likely, if not certain, that the Corporation will have to raise additional capital if it is to survive as a going concern in calendar year 2004. Accordingly, it is imperative that the Corporation have the ability to issue additional shares of Common Stock (or securities convertible into shares of Common Stock) to raise additional capital for the Corporation. The Corporation does not have any understanding, written or oral, for issuing shares of Common Stock from the additional shares of stock proposed to be authorized pursuant to the Share Amendment.

        The convertible notes issued by the Corporation mature on May 17, 2004, and are subject to mandatory conversion into either (i) 7.692 shares of Common Stock of the Corporation for each $1.00 of unpaid principal and interest on the notes on the conversion date (a ratio of $0.13 per share), or (ii) that number of securities issued by the Corporation in the Offering (as defined below) equal to the quotient obtained by dividing the principal and accrued interest owed on the notes on the conversion date by the price at which the securities are issued in the Offering and on the same terms and conditions and with the same rights and preferences as the securities issued in the Offering. The Offering means any issuance of securities by the Corporation on or prior to the maturity date of the convertible notes in which the gross proceeds to the Corporation are not less than $1,000,000. The Corporation has covenanted in the note purchase agreement to use its reasonable efforts to close an offering of securities on or before May 17, 2004, in which the gross proceeds to the Company are not less than $1,000,000 (the "Offering"). Upon the closing of the Offering, the notes will automatically convert into either (i) shares of Common Stock, or (ii) the securities issued in the Offering, as described above, at the option of the holder of each note.

        Based upon the number of shares of Common Stock and options and warrants exercisable for Common Stock that are currently outstanding, the Corporation does not have available enough authorized but unissued (or reserved for issuance) shares of Common Stock to enable it to raise adequate funds to continue its operations. The following table sets forth as of December 18, 2003, the shares of authorized Common Stock that have been issued by the Corporation and are outstanding or have been reserved for issuance upon the conversion or exercise of outstanding securities:

Authorized shares of Common Stock	50,000,000
Outstanding shares of Common Stock	18,080,071
Reserved for issuance:
Upon conversion of Series C Preferred	1,130,775
Upon exercise of non-plan stock options	1,150,302
Reserved under stock option plans	4,655,760
Upon exercise of warrants(1)	2,343,332
Upon conversion of bridge notes(2)	7,289,717
Upon exercise of bridge warrants	7,115,300
Total outstanding or reserved for issuance	41,765,257

Available for future issuance	8,234,743

    (1)
    Excluding the bridge warrants.

    (2)
    Assumes conversion of the bridge notes and accrued interest thereon at May 17, 2004, at a conversion ratio of 7.692 shares of Common Stock of the Corporation for each $1.00 of unpaid principal and interest on the notes.

        The Corporation's issuance of shares of Common Stock, including the additional shares that will be authorized if the proposed Share Amendment is adopted, may dilute the present equity ownership position of current holders of Common Stock and may be made without stockholder approval, unless otherwise required by applicable laws. Similarly, if the Share Amendment is passed, the Corporation may, without stockholder approval, except as required by law, issue securities convertible into Common Stock.

        There can be no assurance that the Corporation will be able to raise additional capital through the sale of Common Stock or securities convertible into Common Stock, or otherwise, even if the Share Amendment is approved. No offer to sell any shares of Common Stock or securities convertible into Common Stock is being made by this proxy solicitation.

        The Board of Directors believes that, as proposed, the approval of the Share Amendment is in the best interests of the stockholders of the Corporation. Approval of this proposal requires a vote in favor of the Share Amendment by the holders of a majority of the Corporation's outstanding shares of Common Stock (including the shares of Common Stock into which the Series C Preferred Stock is convertible).

The Board of Directors recommends that stockholders vote FOR the proposal to amend the Corporation's Certificate of Incorporation to increase the
Corporation's authorized shares of Common Stock.

EXPENSES AND SOLICITATION

        The cost of solicitation of proxies will be borne by the Corporation. Proxies will be solicited principally through the mails. Further solicitation of proxies from some stockholders may be made by directors, officers and regular employees of the Corporation personally, by telephone, telegraph or special letter. No additional compensation, except for reimbursement of reasonable out-of-pocket expenses will be paid for any further solicitation. In addition, the Corporation may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Corporation registered in the name of a nominee. The Corporation will reimburse persons for their reasonable out-of-pocket costs.

OTHER MATTERS

        The Board of Directors is not aware of any matters which will be brought before the Special Meeting other than those specifically set forth herein. If any other matter properly comes before the Special Meeting, it is intended that the persons named in and acting under the enclosed proxy or their substitutes will vote thereon in accordance with their best judgment.

        Your cooperation in giving this matter your immediate attention and returning your proxy is appreciated.

By Order of the Board of Directors,

Richard P. Rainey President and Secretary

Overland Park, Kansas
December 26, 2003

AVAX TECHNOLOGIES, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR SPECIAL MEETING
JANUARY 29, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Richard P. Rainey and John K.A. Prendergast, and each of them, with full power of substitution, as proxies to represent and vote all shares of Common Stock, and Series C Convertible Preferred Stock of AVAX TECHNOLOGIES, INC. that the undersigned would be entitled to vote if personally present at the Special Meeting of stockholders of the Corporation to be held on January 29, 2004, and at all adjournments or postponements, hereby revoking all former proxies.

1.
To approve an amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 150,000,000.

FOR ☐	AGAINST ☐	ABSTAIN ☐

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED ON PROPOSAL (1) in accordance with the specifications made and "for" that proposal if no specification is made.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

I/We will attend the meeting.	☐ YES	☐ NO
(Signature of Stockholder)	Date:
(Signature if held jointly)	Date:

Note: Please sign this Proxy exactly as your name or names appear on the books of the Corporation. Joint owners should each sign personally. Attorney, executor, administrator, trustee or guardian must give full title as such. If a corporation or partnership, the signature should be that of an authorized person who should state his or her title.

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OUTSTANDING VOTING SECURITIES OF THE CORPORATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL TO INCREASE THE CORPORATION'S AUTHORIZED COMMON STOCK
EXPENSES AND SOLICITATION
OTHER MATTERS